UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

99 George Street, Third Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 14, 2010, US Gold Corporation (the “Company”) held its annual shareholders’ meeting at 4:00 p.m. Eastern Time, at the Grand Banking Hall, 1 King Street West, Toronto, Ontario, Canada.  At the meeting, management of the Company made a presentation to the guests in attendance regarding an update on its business. The formal voting results of the meeting will be filed with the Securities and Exchange Commission (SEC) not later than Thursday June 17, 2010.

An archive of the presentation will be available on the Company’s website at www.usgold.com for at least 60 days, beginning 48 hours after the meeting.  A copy of the power point slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)                 Exhibits.  The following exhibits are furnished with this report:

99.1         Power point slide presentation.

Cautionary Statement

With the exception of historical matters, the matters discussed herein include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. Such forward-looking statements include, among others, statements regarding future precious metal prices, future acquisitions,  exploration, development and anticipated production. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions, future drilling results and the availability of working capital, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC. Most of these factors are beyond the Company's ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made herein. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that US Gold has no “reserves” as defined by Guide 7 adopted by the United States Securities and Exchange Commission (SEC) and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: June 15, 2010	By:	/s/ Perry Ing
Perry Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power point slide presentation.